                                            Registration Statement No.33-63927
                                                                       811-07411

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1

                                       to

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
              ----------------------------------------------------
                              (Exact Name of Trust)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  One Tower Square, Hartford, Connecticut 06183
                  ---------------------------------------------
          (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                    Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on May 1, 1997 pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on __________pursuant to paragraph (a)(1) of Rule 485.

     Check the box if it is proposed that this filing will become effective / / on _______ at_____ pursuant to Rule 487. ______

AN INDEFINITE AMOUNT OF VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS WAS REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 28, 1997.

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
     1         Cover page
     2         Cover page
     3         Not applicable
     4         The Insurance Company; Distribution
     5         The Travelers Fund UL for Variable Life Insurance
     6         The Travelers Fund UL for Variable Life Insurance
     7         Not applicable
     8         Not applicable
     9         Legal Proceedings and Opinion
     10        Prospectus Summary; The Insurance Company; The Travelers Fund
                 UL for Variable Life Insurance, The Investment Options; The
                 Policy; Transfers of Cash Value; Cash Value and Cash Surrender
                 Value; Voting Rights; Disregard of Voting Rights; Dividends;
                 Lapse and Reinstatement
     11        Prospectus Summary; The Investment Options
     12        Prospectus Summary; The Investment Options
     13        Charges and Deductions; Distribution of the Policies
     14        The Policy
     15        Prospectus Summary; Allocation of Premium Payments
     16        The Investment Options; Allocation of Premium Payments
     17        Prospectus Summary; Right to Cancel Period; Cash Value and
                 Cash Surrender Value; Policy Loans; Exchange Rights
     18        The Investment Options; Charges and Deductions; Federal Tax
                  Considerations; Dividends
     19        Statements to Policy Owners
     20        Not applicable
     21        Policy Loans
     22        Not applicable
     23        Not applicable
     24        Not applicable
     25        The Insurance Company
     26        Not applicable
     27        The Insurance Company
     28        The Insurance Company; Management
     29        The Insurance Company
     30        Not applicable
     31        Not applicable
     32        Not applicable
     33        Not applicable
     34        Not applicable
     35        The Insurance Company; Distribution of the Policies
     36        Not applicable
     37        Not applicable
     38        Distribution of the Policys
     39        The Insurance Company; Distribution of the Policies
     40        Not applicable
     41        The Insurance Company; Distribution of the Policies
     42        Not applicable

Item No. of
Form N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
     43        Not applicable
     44        Allocation of Premium Payments; Accumulation Unit Values
     45        Not applicable
     46        Cash Value and Cash Surrender Value
     47        The Investment Options
     48        Not applicable
     49        Not applicable
     50        Not applicable
     51        Prospectus Summary; The Insurance Company; The Policy; Death
                 Benefits and Lapse and Reinstatement
     52        The Investment Options; Substitution
     53        Federal Tax Considerations
     54        Not applicable
     55        Not applicable
     56        Not applicable
     57        Not applicable
     58        Not applicable
     59        Financial Statements

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                           TELEPHONE: (800) 334-4298

                           THE TRAVELERS MARKETLIFESM
             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                   PROSPECTUS

                                  MAY 1, 1997


This Prospectus describes The Travelers MarketLifesm, an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Fund UL II for Variable Life Insurance ("Fund UL II"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the mutual funds underlying Fund UL II (the "Investment Options").

The Policy has a Right to Cancel Period during which the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance.

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which premium payments have been allocated, and the Policy Owner bears the investment risk for all amounts so allocated. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as set forth in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy subject to the Continuation of Insurance provision of the Policy, or for such longer period as may be provided under the Lapse Protection Guarantee.

A Policy Owner will have two options with respect to the death benefit under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Stated Amount (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). A Policy Owner may also elect to change the death benefit option, subject to certain conditions.

It may not be advantageous to replace your existing life insurance policy or supplement an existing flexible premium variable life insurance policy with the Policy described in this Prospectus.

This Policy may be or become a modified endowment Policy under federal tax law. If it is classified as a modified endowment Policy, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE INVESTMENT OPTIONS. EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS....................................................    Glossary 1-2
PROSPECTUS SUMMARY...........................................................     Summary 1-3
THE INSURANCE COMPANY........................................................               1
THE POLICY...................................................................               1
  The Policy Application.....................................................               1
  Beneficiary................................................................               2
  Assignment.................................................................               2
  Allocation of Premium Payments.............................................               2
  Right to Cancel............................................................               2
  Statements to Policy Owners................................................               2
CHARGES AND DEDUCTIONS.......................................................               3
  Charges Against Premium....................................................               3
     Front-End Sales Charge..................................................               3
     State Premium Tax Charge................................................               3
  Monthly Deduction Amount...................................................               3
     Cost of Insurance Charge................................................               3
     Policy Administrative Charge............................................               3
     Charges for Supplemental Benefit Provisions.............................               4
  Charges Against the Separate Account.......................................               4
     Mortality and Expense Risk Charge.......................................               4
     Administrative Expense Charge...........................................               4
  Charges Against the Investment Options.....................................               4
  Surrender Charges..........................................................               4
     Percent of Premium Charge...............................................               4
     Per Thousand of Stated Amount Charge....................................               5
  Maximum Sales Charges......................................................               5
  Reduction or Elimination of Charges........................................               6
  Transaction Charge.........................................................               6
POLICY BENEFITS AND RIGHTS...................................................               6
  Cash Value and Cash Surrender Value........................................               6
  Policy Loans...............................................................               7
  Lapse and Reinstatement....................................................               7
  Lapse Protection Guarantee.................................................               8
  Exchange Rights............................................................               8
  Death Benefit..............................................................               8
     Changes in Death Benefit Option.........................................              10
     Payment Options.........................................................              10
     Limit on Right to Contest and Suicide Exclusion.........................              11
     Misstatement as to Sex and Age..........................................              11
     Changes in Stated Amount................................................              11
     Maturity and Maturity Extension Benefits................................              12

THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS..............................              12
  The Travelers Fund UL II for Variable Life Insurance (Fund UL II)..........              12
  The Investment Options.....................................................              12
  General....................................................................              17
  Accumulation Unit Values...................................................              18
  Mixed and Shared Funding...................................................              18
  Substitution...............................................................              18
TRANSFER OF CASH VALUE.......................................................              19
DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)..................................              19
PERFORMANCE INFORMATION......................................................              19
MISCELLANEOUS................................................................              22
  Voting Rights..............................................................              22
  Disregarding Voting Instructions...........................................              23
  Suspension of Valuation....................................................              23
  Dividends..................................................................              23
  Distribution...............................................................              23
  Legal Proceedings and Opinion..............................................              23
  Independent Accountants....................................................              24
  Registration Statement.....................................................              24
FEDERAL TAX CONSIDERATIONS...................................................              24
  General....................................................................              24
TAX STATUS OF THE POLICY.....................................................              24
  Definition of Life Insurance...............................................              24
  Diversification............................................................              25
  Investor Control...........................................................              25
TAX TREATMENT OF POLICY BENEFITS.............................................              26
  In General.................................................................              26
  Modified Endowment Contracts...............................................              26
  Exchanges..................................................................              26
  Policies which are not Modified Endowment Contracts........................              27
  Treatment of Loan Interest.................................................              27
  Aggregation of Modified Endowment Contracts................................              27
  The Company's Income Taxes.................................................              27
MANAGEMENT...................................................................              28
ILLUSTRATIONS................................................................              29
APPENDIX.....................................................................              35
  A -- Annual Minimum Premiums...............................................              35
  B, B(1), B(2) -- Surrender Charges.........................................           36-38
  C -- Current Monthly Administrative Charge.................................           39-40
  C(1) -- Guaranteed Monthly Administrative Charge...........................              41
  Financial Statements

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the death benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the Portfolios to which you may allocate premiums or Cash Value through segments of the Separate Account available under Fund UL II.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE -- a benefit which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the death benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

                                   Glossary-1

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment experience of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   Glossary-2

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the Owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

SUMMARY OF MARKETLIFE FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL II:


    AIM CAPITAL APPRECIATION PORTFOLIO          TEMPLETON ASSET ALLOCATION FUND
    ALLIANCE GROWTH PORTFOLIO                   TEMPLETON BOND FUND
    DREYFUS STOCK INDEX FUND                    TEMPLETON STOCK FUND
    FIDELITY VIP EQUITY-INCOME PORTFOLIO        TRAVELERS CAPITAL APPRECIATION FUND
    FIDELITY VIP GROWTH PORTFOLIO               TRAVELERS CASH INCOME TRUST
    FIDELITY VIP HIGH INCOME PORTFOLIO          TRAVELERS MANAGED ASSETS TRUST
                                                TRAVELERS U.S. GOVERNMENT SECURITIES
    FIDELITY VIP II ASSET MANAGER PORTFOLIO     PORTFOLIO
    MFS TOTAL RETURN PORTFOLIO                  TRAVELERS ZERO COUPON BOND PORTFOLIO 1998
    SMITH BARNEY HIGH INCOME PORTFOLIO          TRAVELERS ZERO COUPON BOND PORTFOLIO 2000
    SMITH BARNEY INCOME AND GROWTH PORTFOLIO    TRAVELERS ZERO COUPON BOND PORTFOLIO 2005
    SMITH BARNEY TOTAL RETURN PORTFOLIO         UTILITIES PORTFOLIO


For more information, including the investment objectives and investment advisers, refer to page 12, and the prospectuses for each Investment Option.


PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.


You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in Cash Income Trust. After that, the value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (p. 2).

                                    Summary-1

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy as well as paying Policy benefits and assuming related risks:

POLICY CHARGE

- Premium Expense Charge -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                                                            TOTAL
                                                                      SALES     PREMIUM    PREMIUM
                           STATED AMOUNT                              CHARGE      TAX      EXPENSE
                     -------------------------                        ------    -------    -------
less than $500,000                                                     2.5%       2.5%       5.0%
$500,000 to $999,999                                                   2.0%       2.5%       4.5%
$1,000,000 and over                                                      0%       2.5%       2.5%

This charge pays some distribution expenses and state and local premium taxes (p. 3).

- Monthly Deduction -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy administrative charges and charges for optional benefits (p. 3).

- Surrender Charge -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge (p. 4).

- Partial Surrender Charge -- applies if you surrender part of the value of your Policy (p. 4).

ASSET-BASED CHARGES

- Mortality and Expense Risk Charge -- applied to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and .45% thereafter (p. 4).

- Administrative Charge -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter (p. 3).

- Fund Investment Management Fees -- the purchase of shares of the Investment Options happens on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

- Level Option (Option 1): the death benefit will be equal to the Stated Amount or the Minimum Amount Insured.

- Variable Option (Option 2): the death benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value. After year 13, the Company offers zero net cost loans (p. 7).

You may cancel a portion of your Policy while the Insured is living and receive a portion of the Cash Surrender Value. You may also cancel the entire Policy to receive the full Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender (p. 4).

                                    Summary-2

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 (p. 19).

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or several others (p. 19).

LAPSE PROTECTION GUARANTEE: This guarantees that, regardless of the performance of the Investment Options that you select, your Policy will remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the lapse protection rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (p. 8).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary (p. 26). At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC (p. 26).

                                    Summary-3

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL II. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Fund UL II may not be transferred without notice to and consent of Policy Owners.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies, as well as to various federal and state securities laws and regulations.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance Policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the Premium Payment has been allocated. As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance Policies, a Policy Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $50,000. A Policy Owner may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount," page 11.) No change in the terms or conditions of the Policy will be made without the consent of the Policy Owner.

A Policy will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance.

Insurance coverage under a Policy will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Deduction Dates, Policy Months and Policy Years. The Policy Date may be prior to, or the same date as, the date on which the Policy is issued (the "Issue Date"). During the underwriting period, any premium paid under the Policy will be held in a non-interest bearing suspense account.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

ALLOCATION OF PREMIUM PAYMENTS

The first premium will be applied to the Policy on the later of the Policy Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Cash Income Trust. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated (in whole percentages) among the Investment Option(s) selected on the Application to purchase Accumulation Units. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Investment Options to purchase Accumulation Units in such Investment Options as directed by the Policy Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Investment Option to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the Premium Payment applied to the Investment Option by the Accumulation Unit Value of the Investment Option next computed following receipt of the payment.

RIGHT TO CANCEL

An Applicant has a limited right to return the Policy for cancellation by returning the Policy, by mail or personal delivery, to the Company or to the agent who sold the Policy. The Policy must be returned either (1) within 10 days after delivery of the Policy to the Policy Owner, (2) within 45 days of completion of the Policy application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest. The Company will return to the Applicant a refund of the greater of all premium payments paid for the Policy, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

STATEMENTS TO POLICY OWNERS

The Company will maintain all records relating to Fund UL II and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Investment Options, the Company deducts a front-end sales charge of 2.5%. This charge is reduced to 2% for Policies with an initial Stated Amount of $500,000 or more, and to 0% for Policies with an initial Stated Amount of $1,000,000 or more. Additional sales charges may be assessed upon any full or partial surrender. (See "Surrender Charges" page 4.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations," page 24.)

MONTHLY DEDUCTION AMOUNT

The Company will deduct from the Cash Value of the Policy a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options values attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The following is a summary of monthly charges and expenses which make up the Monthly Deduction
Amount:

COST OF INSURANCE CHARGE

Cost of Insurance is deducted from the Policy Cash Value on a monthly basis. The amount of deduction is a function of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE CHARGE

For the first three Policy Years, a monthly administrative charge is deducted from the Cash Value of the Policy. This charge also applies to any increase in the Stated Amount excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes. This charge is used to cover expenses associated with issuing the Policy.

The amount charged varies by Policy and will be stated in the Policy. The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charge are lower than the guaranteed maximum charge (see Appendix C(1) for the guaranteed maximum charges).

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Policy Owner has elected any of the following supplemental benefit provisions: Waiver of Monthly Deduction Rider, Child Term Rider, and Primary or Other Insured Term Rider. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

A daily charge is deducted from Fund UL II for mortality and expense risks. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.45% thereafter. The mortality risk assumed is that the cost of insurance charge specified in the Policy may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account.

ADMINISTRATIVE EXPENSE CHARGE

The Company reserves the right to deduct a daily charge from Fund UL II for administrative expenses incurred by the Company. The charge is equivalent on an annual basis to 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. The administrative expense charge, is designed to cover administrative costs associated with the maintenance of the Policies and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force.

CHARGES AGAINST THE INVESTMENT OPTIONS

Fund UL II purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted from the assets of the Investment Options. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual prospectuses for the Investment Options.

SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (or during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example (as illustrated on page 33), a Policy with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,476 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,476); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.


PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $64.65; in the tenth year, it is $0.72 for each $1,000, or $108.


No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," Page 6.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.


MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Policy will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Policy will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Policy with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Policy with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

 MAXIMUM SALES CHARGES                (AS A % OF
POLICY YEAR OF SURRENDER           PREMIUM PAYMENTS)
------------------------           -----------------
            1                             26.7%
            2                             24.9
            3                             23.1
            4                             21.2
            5                             19.4
            6                             16.1
            7                             14.4
            8                             12.5
            9                             10.6
           10                              8.8
           11+                             2.5

As the table demonstrates, the maximum sales charge for any Policy is less than 26.7% in every Policy Year other than the first (or in every year after the first year following an increase). (See the illustrations for an example.)

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group.

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. There is currently no charge for transfers.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction

Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties which include a percent of premium charge and per thousand of Stated Amount charge, as described on page 5 in more detail. No loan requests may be made for amounts of less than $100. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in Massachusetts) and will not be affected by the investment performance of the Investment Options. During the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement" below). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Policy may lapse. The Policy will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," page 8.)

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (unless a different period is required under applicable state law). The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendix A, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Policy upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE

Policy Owners may elect to have a Lapse Protection Guarantee benefit as part of their Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This guarantee may not be available in all jurisdictions.) This benefit provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Net Amount At Risk as the former Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

DEATH BENEFIT

As with traditional life insurance Policies, the Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described below.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding Policy loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                        % SHALL
                      DECREASE BY
                       A RATABLE
                      PORTION FOR
   ATTAINED AGE        EACH FULL
MORE      BUT NOT     YEAR:
THAN     MORE THAN    FROM     TO
----     ---------    ----     ---
  0          40       250      250
 40          45       250      215
 45          50       215      185
 50          55       185      150
 55          60       150      130
 60          65       130      120
 65          70       120      115
 70          75       115      105
 75          90       105      105
 90          95       105      100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT
STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT
STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the

Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit paid to the Policy Beneficiary may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment," page 2.) If the Insured commits suicide within two years following the issue date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion", page 11) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 6, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 26. However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than the minimum amount of $50,000. Contact your registered representative for more information.


PAYMENT OPTIONS

Proceeds payable under the Policy will be paid in a lump sum, unless the Policy Owner or Beneficiary selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount
     OPTION 2 -- Payments for a Fixed Period
     OPTION 3 -- Amounts Held at Interest
     OPTION 4 -- Monthly Life Income
     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income
     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor OPTION 7 -- Joint and Last Survivor Monthly Life Income -- Monthly Payment
                 Reduces on Death of First Person Named
     OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date. In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;
     2) to other increases in the reverse order in which they occurred;
     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Policy Summary which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

MATURITY AND MATURITY EXTENSION BENEFITS

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 95), the Company will pay the Policy Owner the Cash Value of the Policy, less any outstanding Policy loan or Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Upon the Insured's attaining age 94, and at any time during the twelve months thereafter, the Policy Owner may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). (This Maturity Extension Benefit may not be available in all jurisdictions.) After the Company has received such request, but prior to the Maturity date, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. Upon termination of the Maturity Extension Benefit, a Death Benefit will be paid as follows. On the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and less any Deduction Amounts due but not paid. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)

Fund UL II was established on October 17, 1995 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL II will be invested exclusively in shares of the Investment Options. Fund UL II meets the definition of a Separate Account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL II with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL II. Additionally, the operations of Fund UL II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL II, and the Commissioner has adopted no regulations under the Section that affect Fund UL II.

Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.

The Investment Options currently available under Fund UL II are as follows:


      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
AIM Capital Appreciation        Seeks capital appreciation by   Smith Barney Mutual Funds
Portfolio                       investing primarily in common   Management, Inc.
                                stock, with emphasis on         Subadviser: AIM Capital
                                medium sized and smaller        Management, Inc.
                                emerging growth companies.
Alliance Growth Portfolio       Seeks long-term growth of       Smith Barney Mutual Funds
                                capital by investing            Management, Inc.
                                predominantly in equity         Subadviser: Alliance Capital
                                securities of companies with    Management
                                a favorable outlook for
                                earnings and whose rate of
                                growth is expected to exceed
                                that of the U.S. economy over
                                time. Current income is only
                                an incidental consideration.
Dreyfus Stock Index Fund        Seeks to provide investment     Mellon Equity Associates
                                results that correspond to
                                the price and yield
                                performance of publicly
                                traded common stocks in the
                                aggregate, as represented by
                                the Standard & Poor's 500
                                Composite Stock Price Index.
Fidelity VIP Equity-Income      Seeks reasonable income by      Fidelity Management &
Portfolio                       investing primarily in          Research Company
                                income-producing equity
                                securities; in choosing these
                                securities, the portfolio
                                manager will also consider
                                the potential for capital
                                appreciation. The Portfolio's
                                goal is to achieve a yield
                                which exceeds the composite
                                yield on the securities
                                comprising the Standard &
                                Poor's 500 Composite Stock
                                Price Index.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Fidelity VIP Growth Portfolio   Seeks capital appreciation by   Fidelity Management &
                                investing primarily in common   Research Company
                                stocks of well-known,
                                established companies and
                                smaller, emerging growth
                                companies, although its
                                investments are not
                                restricted to any one type of
                                security. Capital
                                appreciation may also be
                                found in other types of
                                securities, including bonds
                                and preferred stocks.
Fidelity VIP High Income        Seeks to obtain a high level    Fidelity Management &
Portfolio                       of current income by            Research Company
                                investing primarily in high
                                yielding, lower rated,
                                fixed-income (high risk)
                                securities, while also
                                considering growth of
                                capital.
Fidelity VPI II Asset Manager   Seeks high total return with    Fidelity Management &
Portfolio                       reduced risk over the long-     Research Company
                                term by allocating its assets
                                among stocks, bonds and
                                short-term fixed-income
                                instruments.
MFS Total Return Portfolio      Seeks to obtain above-average   Smith Barney Mutual Funds
                                income (compared to a           Management, Inc.
                                portfolio entirely invested     Subadviser: Massachusetts
                                in equity securities)           Financial Services Company.
                                consistent with the prudent
                                employment of capital.
                                Generally, at least 40% of
                                the Portfolio's assets will
                                be invested in equity
                                securities.
Smith Barney High Income        Seeks high current income.      Smith Barney Mutual Funds
Portfolio                       Capital appreciation is a       Management, Inc.
                                secondary objective. The
                                Portfolio will invest at
                                least 65% of its assets in
                                high-yielding corporate debt
                                obligations and preferred
                                stock.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Smith Barney Income and         Seeks current income and        Smith Barney Mutual Funds
Growth Portfolio                long-term growth of income      Management, Inc.
                                and capital by investing
                                primarily, but not
                                exclusively, in common
                                stocks.
Smith Barney Total Return       Seeks to provide total          Smith Barney Mutual Funds
Portfolio                       return, consisting of           Management, Inc.
                                long-term capital
                                appreciation and income. The
                                Portfolio will seek to
                                achieve its goal by investing
                                primarily in a diversified
                                portfolio of dividend-paying
                                common stock.
Templeton Asset Allocation      Seeks high level of total       Templeton Investment Counsel,
Fund                            return with reduced risk over   Inc.
  (Class 1)                     the long term through a
                                flexible policy of investing
                                in stocks of companies in any
                                nation and debt obligations
                                of companies and governments
                                of any nation. Changes in the
                                asset mix will be adjusted in
                                an attempt to capitalize on
                                total return potential
                                produced by changing economic
                                conditions throughout the
                                world.
Templeton Bond Fund             Seeks high current income       Templeton Investment Counsel,
  (Class 1)                     through a flexible Policy of    Inc.
                                investing primarily in debt
                                securities of companies,
                                governments and government
                                agencies of various nations
                                throughout the world.
Templeton Stock Fund            Seeks capital growth through    Templeton Investment Counsel,
  (Class 1)                     a policy of investing           Inc.
                                primarily in common stocks
                                issued by companies, large
                                and small, in various nations
                                throughout the world.
Travelers Cash Income Trust     Seeks to provide high current   The Travelers Asset
                                income while emphasizing        Management International
                                preservation of capital and     Corporation (TAMIC)
                                maintaining a high degree of
                                liquidity by investing in
                                short-term money market
                                securities deemed to present
                                minimal credit risks.
                                Allocations to this portfolio
                                are neither insured nor
                                guaranteed.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Travelers Capital               Seeks growth of capital         TAMIC
Appreciation Fund               through the use of common       Subadviser: Janus Capital
                                stocks. Income is not an        Corporation
                                objective. The Fund invests
                                principally in common stocks
                                of small to large companies
                                which are expected to
                                experience wide fluctuations
                                in price in both rising and
                                declining markets.
Travelers Managed Assets        Seeks high total investment     TAMIC
Trust                           return with reduced risk        Subadviser: The Travelers
                                through a fully managed         Investment Management Company
                                investment Policy. Assets of    (TIMCO)
                                the Managed Assets Trust will
                                be invested in a portfolio of
                                U.S. stocks, bonds and money
                                market securities.
Travelers U.S. Government       Selects investments from the    TAMIC
Securities Portfolio            point of view of an investor
                                concerned primarily with
                                highest credit quality,
                                current income and total
                                return. The assets of the
                                U.S. Government Securities
                                Portfolio will be invested in
                                direct obligations of the
                                United States, its agencies
                                and instrumentalities.
Travelers Utilities Portfolio   Seeks to provide current        Smith Barney Mutual Funds
                                income through investment in    Management, Inc.
                                equity and debt securities of
                                companies in the utility
                                industries.
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 1998             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 2000             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 2005             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.


Each Investment Option is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Investment Options will achieve their stated objectives.

More detailed information regarding the Investment Options may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. Policy Owners are urged to read these documents carefully before investing.

GENERAL

All investment income of and other distributions to each Investment Option of Fund UL II arising from the applicable Investment Option are reinvested in shares of that Investment Option at net asset value. The income and realized gains or losses on the assets of each Investment Option of Fund UL II are therefore separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company will purchase shares in the Investment Options in connection with premium payments allocated to the applicable Funds in accordance with Policy Owners' directions and will redeem shares in the Investment Options to meet Policy obligations or make adjustments in reserves, if any. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each segment of the Separate Account was initially established at $1. Thereafter, the Accumulation Unit Values will vary to reflect the investment experience of the applicable Investment Option and will be determined on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Investment Option for the Valuation Period then ended. The Net Investment Factor for each of the Investment Options is equal to the net asset value per share of the corresponding Investment Option at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Investment Option at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any applicable administrative expense charge, and mortality and expense risk charge.

Applicants should refer to the prospectuses for each of the Investment Options for a description of how the assets of each Investment Option are valued. These valuation procedures directly affect the Accumulation Unit Value of the Investment Option, and therefore the Cash Value of the Policy.

All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, Policy loans, partial cash surrenders, payment of death benefits, and the determination of the number of Accumulation Units to be credited to a Policy with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL II and the Investment Options which fund the Policy. If shares of any of the Investment Options should no longer be available for purchase by the Fund UL II, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Policy, shares of another open-end management investment company, or a portfolio thereof, may be substituted for shares of the Investment Options held in the Investment Options. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Policy Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Policy Owner approval, the Company reserves the right to end Fund UL II's registration under the 1940 Act.

                             TRANSFER OF CASH VALUE
--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may request that all or a portion of the Cash Value of a particular Investment Option be transferred to other Investment Options.

The Company reserves the right to restrict the number of such transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

As a result of a transfer, the number of Accumulation Units credited to the Investment Option from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Investment Option to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request.

                  DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)
--------------------------------------------------------------------------------

You may establish automated transfers of Policy Values on a monthly or quarterly basis from certain of the Investment Option to other Investment Option through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL II's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL II that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL II during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The following chart reflects the guaranteed maximum .80% mortality and expense risk charge and
 .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 3. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 29. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.



                    AVERAGE ANNUAL RETURNS THROUGH 12/31/96



           UNDERLYING INVESTMENT OPTIONS               ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
----------------------------------------------------   --------    -----------    ----------    ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio                      13.84%            --            --            --
Alliance Growth Portfolio                               28.12%            --            --            --
Capital Appreciation Fund (Janus Sub-Adviser)           26.95%        17.39%        16.53%        11.79%
Dreyfus Stock Index Fund                                21.35%        18.00%        13.56%            --
Fidelity VIP Equity-Income Portfolio                    13.20%        17.11%        16.86%            --
Fidelity VIP Growth Portfolio                           13.62%        14.70%        14.09%            --
Smith Barney Income & Growth Portfolio                  18.66%            --            --            --
Smith Barney Total Return Portfolio                     24.23%            --            --            --
Utilities Portfolio (Smith Barney Sub-Adviser)           6.47%            --            --            --
Templeton's Stock Fund                                  21.24%        13.39%        15.46%            --
BOND FUNDS
Fidelity VIP High Income Portfolio                      12.96%         9.61%        13.88%        10.09%
Smith Barney High Income Portfolio                      12.10%            --            --            --
Templeton's Bond Fund                                    8.43%         5.19%         6.08%            --
Travelers U.S. Gov't Securities Portfolio                0.53%         5.05%            --            --
Travelers Zero Coupon Bond Portfolio 1998                3.12%            --            --            --
Travelers Zero Coupon Bond Portfolio 2000                1.84%            --            --            --
Travelers Zero Coupon Bond Portfolio 2005                0.52%            --            --            --
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio                 13.52%         6.98%        10.22%            --
MFS Total Return Portfolio                              13.37%            --            --            --
Templeton's Asset Allocation Fund                       17.73%        11.18%        12.94%            --
Travelers Managed Assets Trust                          12.71%        11.18%         9.18%        10.11%
MONEY MARKET FUNDS
Travelers Cash Income Trust(1)                           3.42%         3.02%         2.53%            --


The information presented in the above chart represents the percentage change in the value of an Accumulation Unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.


(1) An investment in Cash Income Trust is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.



                        MARKETLIFE HYPOTHETICAL EXAMPLE2
                MALE NONSMOKER AGE 40 WITH A LEVEL DEATH BENEFIT
               OF $300,000 AND ANNUAL PREMIUM PAYMENTS OF $5,000



                                                    ONE YEAR                              FIVE YEARS
                                      ------------------------------------   ------------------------------------
                                        TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION       INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
----------------------------------    ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio      $5,000       $ 4,267      $ 1,451          N/A          N/A          N/A
Alliance Growth Portfolio                5,000         4,894        2,041          N/A          N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                           5,000         4,845        1,994     $ 25,000      $32,628      $30,746
Dreyfus Stock Index Fund                 5,000         4,608        1,772       25,000       30,817       28,935
Fidelity VIP Equity-Income
  Portfolio                              5,000         4,264        1,449       25,000       30,539       28,657
Fidelity VIP Growth Portfolio            5,000         4,282        1,465       25,000       29,112       27,230
Smith Barney Income & Growth
  Portfolio                              5,000         4,495        1,665          N/A          N/A          N/A
Smith Barney Total Return
  Portfolio                              5,000         4,730        1,886          N/A          N/A          N/A
Smith Barney Utilities Portfolio         5,000         3,981        1,182          N/A          N/A          N/A
Templeton's Stock Fund                   5,000         4,603        1,767       25,000       30,268       28,386
BOND FUNDS
Fidelity VIP High Income Portfolio       5,000         4,254        1,439       25,000       26,511       24,629
Smith Barney High Income Portfolio       5,000         4,218        1,405          N/A          N/A          N/A
Templeton's Bond Fund                    5,000         4,064        1,260       25,000       22,244       20,362
Travelers U.S. Gov't Securities
  Portfolio                              5,000         3,732          948       25,000       20,515       18,633
Travelers Zero Coupon Bond
  Portfolio 1998                         5,000         3,841        1,050          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2000                         5,000         3,787        1,000          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2005                         5,000         3,732          948          N/A          N/A          N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager
  Portfolio                              5,000         4,278        1,461       25,000       24,743       22,860
MFS Total Return Portfolio               5,000         4,272        1,455          N/A          N/A          N/A
Templeton's Asset Allocation Fund        5,000         4,455        1,628       25,000       27,804       25,922
Travelers Managed Assets Trust           5,000         4,244        1,429       25,000       25,668       23,786
MONEY MARKET FUNDS
Travelers Cash Income Trust              5,000         3,853        1,062       25,000       19,644       17,762


The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance and a contract administrative charge (in this example, the administrative charge is 0%).

(2) These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting of the classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

EXAMPLE OF POLICY CHARGES

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification).
--------------------------------------------------------------------------------

Male, Age 35
Preferred Non-Smoker
Annual Premium: $850.00
Hypothetical Gross Annual Investment Rate of Return: 8%*
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                                                                   TOTAL MONTHLY DEDUCTION
                                 SURRENDER CHARGES             SALES CHARGE          FOR THE POLICY YEAR
                          -------------------------------      COMPONENT OF      ----------------------------
                                           ADMINISTRATIVE       SURRENDER         COST OF
POLICY     CUMULATIVE     SALES CHARGE         CHARGE         CHARGE AS % OF     INSURANCE     ADMINISTRATIVE
 YEAR       PREMIUMS       COMPONENT         COMPONENT          CUM. PREM.        CHARGES         CHARGES
------     ----------     ------------     --------------     --------------     ---------     --------------
   1       $   850.00        $91.20           $ 364.80             10.73%         $ 145.00         $96.00
   2       $ 1,700.00        $90.40           $ 361.60              5.32%         $ 157.00         $96.00
   3       $ 2,550.00        $90.00           $ 360.00              3.53%         $ 168.00         $96.00
   5       $ 4,250.00        $92.80           $ 371.20              2.18%         $ 190.00         $    0
  10       $ 8,500.00        $59.40           $ 237.60              0.70%         $ 250.00         $    0

* Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners (or the Policy beneficiaries, as the case may be) having a voting interest in Fund UL II. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the Beneficiary) in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted.

If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARDING VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL II or one of the Investment Options, or to approve or disapprove an investment advisory Policy of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted;
(3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc., serves as principal underwriter of the Policies described herein.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Policy, Fund UL II or any of the Investment Options.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by General Counsel of the Company.


INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund UL II. The services provided to Fund UL II include primarily the audit of Fund UL II's financial statements. The financial statements of Fund UL II for the year ended December 31, 1996 have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.



REGISTRATION STATEMENT


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL II, the Investment Options, the Company and the Policy.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------


GENERAL



The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.



IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.



THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.



                            TAX STATUS OF THE POLICY

--------------------------------------------------------------------------------


DEFINITION OF LIFE INSURANCE



Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.



The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.



DIVERSIFICATION



Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.



INVESTOR CONTROL



In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.



The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.



The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

--------------------------------------------------------------------------------


IN GENERAL



The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.



In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.



Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.



MODIFIED ENDOWMENT CONTRACTS



In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)



Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.



The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.



EXCHANGES



Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS



Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.



Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.



Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.



TREATMENT OF LOAN INTEREST



If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.



AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS



In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.



THE COMPANY'S INCOME TAXES



The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.

                                   MANAGEMENT
--------------------------------------------------------------------------------

              DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.

-------------------------------------------------------------------------------------------------
                           DIRECTOR
   NAME AND POSITION         SINCE                         PRINCIPAL BUSINESS
-------------------------------------------------------------------------------------------------

Jay S. Benet............      1996      Senior Vice President since February 1994 and Vice
Director                                President (1990-1994) of The Travelers Life and Annuity
                                        Company; Partner (1986-1990) of Coopers & Lybrand.
-------------------------------------------------------------------------------------------------
Ian R. Stuart...........      1996      Senior Vice President since November, 1996, Chief
Director                                Financial Officer; Chief Accounting Officer and
                                        Controller since March 1996, Vice President (1991-1996)
                                        of The Travelers Life and Annuity Company.
-------------------------------------------------------------------------------------------------
Katherine M. Sullivan...      1996      Senior Vice President and General Counsel since May 1996
Director                                of The Travelers Life and Annuity Company; Senior Vice
                                        President and General Counsel (1994-1996) Connecticut
                                        Mutual; Special Counsel & Chief of Staff (1988-1994)
                                        Aetna Life & Casualty.
-------------------------------------------------------------------------------------------------
George C. Kokulis.......      1996      Senior Vice President since September 1995, Vice
Director                                President (1993-1995) of The Travelers Life and Annuity
                                        Company.
-------------------------------------------------------------------------------------------------
Michael A. Carpenter....      1995      Chairman since June 1996 and President and Chief
Director                                Executive Officer since June 1995 of The Travelers Life
                                        and Annuity Company; Executive Vice President of
                                        Travelers Group Inc. since January 1995; Chairman,
                                        President and Chief Executive Officer (1989-1994), Kidder
                                        Peabody Group Inc.
-------------------------------------------------------------------------------------------------
Robert I. Lipp..........      1992      Chairman, President and Chief Executive Officer since
Director                                April 1996 of Travelers/Aetna Property Casualty Corp.;
                                        Chief Executive Officer and Director since December 1993
                                        of The Travelers Insurance Group Inc.; Vice Chairman and
                                        Director of Travelers Group Inc. since 1991; Chairman and
                                        Chief Executive Officer of Commercial Credit Company
                                        (1991-1993); Executive Vice President (1986-1991),
                                        Primerica Corporation.
-------------------------------------------------------------------------------------------------
Marc P. Weill...........      1994      Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers Insurance
                                        Group Inc.; Senior Vice President and Chief Investment
                                        Officer of Travelers Group Inc. since 1992; Vice
                                        President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.
-------------------------------------------------------------------------------------------------

           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY


The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


                  NAME                             POSITION WITH INSURANCE COMPANY
---------------------------------------------------------------------------------------------
Stuart Baritz                            Senior Vice President
Barry Jacobson                           Senior Vice President
Russell H. Johnson                       Senior Vice President
Warren H. May                            Senior Vice President
Elizabeth C. Georgakopoulos              Senior Vice President
Christine M. Modie                       Senior Vice President
David A. Tyson                           Senior Vice President
F. Denney Voss                           Senior Vice President



Information relating to the management of the underlying funds is contained in the applicable prospectuses.


                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and 0.67% for Investment Option expenses and thereafter 0.45% for mortality and expense risks, 0.00% for administrative expenses, and 0.67% for Investment Option expenses.



The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1996.


After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.71%, 4.29%, and 10.29%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.26%, 4.74%, and 10.74%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The charge for Investment Option expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Investment Options. The Investment

Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1996, these reimbursement agreements affected the total operating expenses of the Investment Options as follows:



     1. The Company has agreed to reimburse Capital Appreciation Fund (CAF), Cash Income Trust (CIT), Managed Assets Trust (MAT), the U.S. Government Securities Portfolio (USGSP) and the Utilities Portfolio, for the amount by which each fund's aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceed 1.25%. The expense reimbursement agreement did not affect the operating expenses of CIT, CAF, MAT, USGSP or Utilities Portfolio during 1996.



     2. The Company has agreed to reimburse Travelers Zero Coupon Bond Portfolio 1998, 2000 and 2005 for the amount by which each Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed .15%. In the absence of the reimbursement agreement with the Company, the operating expenses in 1996 would have been 2.82%, 2.49% and 2.17%, respectively.



     3. The administrator and investment adviser for the Dreyfus Stock Index Fund have agreed to reimburse the Fund for expenses in excess of 0.40%.



     4. No reimbursement arrangements were in effect for the Templeton Stock, Bond and Asset Allocation Funds during 1996.



     5. FMR or the Fidelity funds have entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without this reduction, Total Underlying Fund Expenses would have been: Equity Income Portfolio, 0.58%, Growth Portfolio, 0.69%; and Asset Manager Portfolio, 0.74%. No reimbursement arrangement affected the High Income Portfolio.



     6. During the fiscal year ended October 31, 1996, there were no fees waived or expenses reimbursed for the Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio, Smith Barney High Income Portfolio, or the MFS Total Return Portfolio.



Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL II, since the Company is not currently deducting such charges from Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000        1,004        1,079        1,155            0            0
2          3,435       150,000      150,000      150,000        1,978        2,192        2,415          890        1,091
3          5,282       150,000      150,000      150,000        2,915        3,332        3,785        1,879        2,271
4          7,221       150,000      150,000      150,000        3,956        4,645        5,425        2,964        3,612
5          9,258       150,000      150,000      150,000        4,956        5,992        7,212        4,012        4,986
6         11,396       150,000      150,000      150,000        5,914        7,374        9,163        5,021        6,393
7         13,641       150,000      150,000      150,000        6,834        8,795       11,296        5,993        7,886
8         15,999       150,000      150,000      150,000        7,716       10,256       13,632        6,931        9,455
9         18,474       150,000      150,000      150,000        8,559       11,760       16,192        7,864       11,065
10        21,073       150,000      150,000      150,000        9,360       13,303       18,998        8,773       12,716
15        36,153       150,000      150,000      150,000       12,557       21,511       37,606       12,557       21,511
20        55,399       150,000      150,000      150,000       14,572       31,211       69,011       14,572       31,211


YEAR     12%
------------------------
1             9
2         1,301
3         2,697
4         4,345
5         6,133
6         8,146
7        10,387
8        12,831
9        15,497
10       18,411
15       37,606
20       69,011


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000          521          581          641            0            0
2          3,435       150,000      150,000      150,000        1,000        1,152        1,312            0          114
3          5,282       150,000      150,000      150,000        1,434        1,711        2,016          487          747
4          7,221       150,000      150,000      150,000        2,251        2,697        3,208        1,361        1,781
5          9,258       150,000      150,000      150,000        3,012        3,683        4,482        2,185        2,816
6         11,396       150,000      150,000      150,000        3,715        4,668        5,843        2,954        3,849
7         13,641       150,000      150,000      150,000        4,357        5,647        7,299        3,665        4,878
8         15,999       150,000      150,000      150,000        4,933        6,613        8,852        4,315        5,894
9         18,474       150,000      150,000      150,000        5,437        7,562       10,510        4,895        6,892
10        21,073       150,000      150,000      150,000        5,869        8,490       12,284        5,409        7,903
15        36,153       150,000      150,000      150,000        6,984       12,828       23,479        6,984       12,828
20        55,399       150,000      150,000      150,000        5,810       16,222       40,903        5,810       16,222


YEAR     12%
---------------------------------
1             0
2           264
3         1,034
4         2,261
5         3,567
6         4,954
7         6,431
8         8,051
9         9,815
10       11,697
15       23,479
20       40,903


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------
1          2,067       150,000      150,000      150,000        1,270        1,364        1,458          117          205
2          4,238       150,000      150,000      150,000        2,495        2,762        3,041        1,376        1,627
3          6,517       150,000      150,000      150,000        3,676        4,198        4,766        2,594        3,085
4          8,910       150,000      150,000      150,000        4,955        5,819        6,797        3,903        4,715
5         11,423       150,000      150,000      150,000        6,177        7,476        9,005        5,160        6,381
6         14,061       150,000      150,000      150,000        7,351        9,177       11,416        6,371        8,088
7         16,831       150,000      150,000      150,000        8,473       10,924       14,052        7,534        9,903
8         19,740       150,000      150,000      150,000        9,550       12,722       16,942        8,655       11,809
9         22,794       150,000      150,000      150,000       10,578       14,571       20,111        9,771       13,764
10        26,001       150,000      150,000      150,000       11,542       16,460       23,576       10,843       15,761
15        44,607       150,000      150,000      150,000       15,460       26,633       46,779       15,460       26,633
20        68,354       150,000      150,000      150,000       17,125       38,001       85,775       17,125       38,001


YEAR     12%
------------------------------------------
1           294
2         1,890
3         3,619
4         5,635
5         7,818
6        10,287
7        13,031
8        16,029
9        19,304
10       22,877
15       46,779
20       85,775


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          2,067       150,000      150,000      150,000          716          791          868            0            0
2          4,238       150,000      150,000      150,000        1,367        1,563        1,770          316          500
3          6,517       150,000      150,000      150,000        1,951        2,311        2,708          973        1,311
4          8,910       150,000      150,000      150,000        2,893        3,474        4,139        1,965        2,511
5         11,423       150,000      150,000      150,000        3,756        4,623        5,653        2,884        3,699
6         14,061       150,000      150,000      150,000        4,533        5,750        7,255        3,723        4,867
7         16,831       150,000      150,000      150,000        5,212        6,843        8,942        4,469        6,002
8         19,740       150,000      150,000      150,000        5,785        7,890       10,715        5,115        7,094
9         22,794       150,000      150,000      150,000        6,240        8,877       12,572        5,650        8,128
10        26,001       150,000      150,000      150,000        6,565        9,790       14,515        6,063        9,095
15        44,607       150,000      150,000      150,000        5,962       12,797       25,695        5,962       12,797
20        68,354       150,000      150,000      150,000          169       11,409       40,606          169       11,409


YEAR     12%
---------------------------------------------------
1             0
2           695
3         1,685
4         3,136
5         4,667
6         6,281
7         7,975
8         9,802
9        11,765
10       13,816
15       25,695
20       40,606


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE      MALE      FEMALE
---     ------     ------
 0        2.80       2.42
 1        2.69       2.47
 2        2.59       2.48
 3        2.58       2.47
 4        2.58       2.47
 5        2.58       2.47
 6        2.58       2.47
 7        2.60       2.49
 8        2.62       2.52
 9        2.66       2.56
10        2.72       2.62
11        2.80       2.68
12        2.89       2.76
13        3.01       2.84
14        3.13       2.94
15        3.25       3.04
16        3.38       3.16
17        3.51       3.28
18        3.62       3.40
19        3.72       3.47
20        3.81       3.53
21        3.90       3.60
22        3.98       3.67
23        4.05       3.73
24        4.08       3.71
25        4.13       3.76
26        4.30       3.93
27        4.45       4.09
28        4.61       4.26
29        4.76       4.41
30        4.92       4.60
31        5.12       4.80
32        5.32       5.02
33        5.52       5.22
34        5.74       5.46
35        5.98       5.71
36        6.33       6.01
37        6.66       6.31
38        7.01       6.64
39        7.34       6.97
40        7.69       7.34
41        8.17       7.75
42        8.66       8.18
43        9.14       8.62
44        9.63       9.11
45       10.11       9.59
46       10.79      10.13
47       11.47      10.70

AGE      MALE      FEMALE
---     ------     ------
48       12.15      11.29
49       12.83      11.89
50       13.51      12.51
51       14.42      13.18
52       15.34      13.86
53       16.24      14.53
54       17.16      15.29
55       18.07      16.10
56       19.43      17.11
57       20.79      18.20
58       22.16      19.35
59       23.52      20.51
60       24.88      21.68
61       27.11      22.98
62       29.34      24.27
63       31.57      25.59
64       33.80      27.01
65       36.03      28.57
66       38.86      30.12
67       41.70      31.63
68       44.52      33.29
69       47.36      35.39
70       49.76      37.75
71       54.39      40.67
72       59.04      44.16
73       63.71      48.15
74       68.41      52.54
75       72.60      57.27
76       80.21      62.20
77       87.34      67.37
78       94.52      73.00
79      101.76      79.30
80      109.06      86.49
81      120.34      94.56
82      131.76     103.39
83      143.32     112.96
84      155.03     123.28
85      166.88     138.49
86      170.39     149.27
87      177.17     159.84
88      191.28     171.55
89      208.18     185.73
90      241.15     203.75
91      254.21     225.63
92      282.60     250.53
93      314.35     278.47
94      349.51     309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          2.04            1.84            1.63
   1          2.04            1.84            1.63
   2          2.04            1.84            1.63
   3          2.04            1.84            1.63
   4          2.04            1.84            1.63
   5          2.19            1.97            1.75
   6          2.19            1.97            1.75
   7          2.21            1.99            1.77
   8          2.23            2.01            1.78
   9          2.26            2.03            1.81
  10          2.39            2.15            1.91
  11          2.46            2.21            1.97
  12          2.54            2.29            2.03
  13          2.65            2.39            2.12
  14          2.75            2.48            2.20
  15          2.76            2.48            2.21
  16          2.77            2.49            2.22
  17          2.79            2.51            2.23
  18          2.82            2.54            2.26
  19          2.90            2.61            2.32
  20          2.86            2.57            2.29
  21          2.93            2.64            2.34
  22          2.99            2.69            2.39
  23          3.04            2.74            2.43
  24          3.06            2.75            2.45
  25          3.08            2.77            2.46
  26          3.14            2.83            2.51
  27          3.25            2.93            2.60
  28          3.37            3.03            2.70
  29          3.47            3.12            2.78
  30          3.49            3.14            2.79
  31          3.64            3.28            2.91
  32          3.78            3.40            3.02

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          3.92            3.53            3.14
  34          4.08            3.67            3.26
  35          4.19            3.77            3.35
  36          4.43            3.99            3.54
  37          4.66            4.19            3.73
  38          4.91            4.42            3.93
  39          5.14            4.63            4.11
  40          5.69            5.12            4.55
  41          6.05            5.45            4.84
  42          6.41            5.77            5.13
  43          6.76            6.08            5.41
  44          7.13            6.42            5.70
  45          7.18            6.46            5.74
  46          7.66            6.89            6.13
  47          8.14            7.33            6.51
  48          8.63            7.77            6.90
  49          9.11            8.20            7.29
  50         10.00            9.00            8.00
  51         10.67            9.60            8.54
  52         11.35           10.22            9.06
  53         12.02           10.82            9.62
  54         12.70           11.43           10.16
  55         13.01           11.71           10.41
  56         13.99           12.69           11.19
  57         14.97           13.47           11.98
  58         15.96           14.36           12.77
  59         16.93           15.24           13.54
  60         17.91           16.12           14.33
  61         19.52           17.57           15.82
  62         21.12           19.01           16.90
  63         22.73           20.46           18.18
  64         24.34           21.91           19.47
  65+        25.40           22.85           20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            Sales Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.41            0.37           0.33
   1          0.41            0.37           0.33
   2          0.41            0.37           0.33
   3          0.41            0.37           0.33
   4          0.41            0.37           0.33
   5          0.44            0.39           0.35
   6          0.44            0.39           0.35
   7          0.44            0.40           0.35
   8          0.45            0.40           0.36
   9          0.45            0.41           0.36
  10          0.48            0.43           0.38
  11          0.49            0.44           0.39
  12          0.51            0.46           0.41
  13          0.53            0.48           0.42
  14          0.55            0.50           0.44
  15          0.55            0.50           0.44
  16          0.55            0.50           0.44
  17          0.56            0.50           0.45
  18          0.56            0.51           0.45
  19          0.58            0.52           0.46
  20          0.57            0.51           0.46
  21          0.59            0.53           0.47
  22          0.60            0.54           0.48
  23          0.61            0.55           0.49
  24          0.61            0.55           0.49
  25          0.62            0.54           0.48
  26          0.63            0.57           0.50
  27          0.65            0.59           0.52
  28          0.67            0.61           0.54
  29          0.69            0.62           0.56
  30          0.70            0.63           0.56
  31          0.73            0.66           0.58
  32          0.76            0.68           0.60

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.78            0.71           0.63
  34          0.82            0.73           0.65
  35          0.84            0.75           0.67
  36          0.89            0.80           0.71
  37          0.93            0.84           0.75
  38          0.98            0.88           0.79
  39          1.03            0.93           0.82
  40          1.14            1.02           0.91
  41          1.21            1.09           0.97
  42          1.28            1.15           1.03
  43          1.35            1.22           1.08
  44          1.43            1.28           1.14
  45          1.44            1.29           1.15
  46          1.53            1.38           1.23
  47          1.63            1.47           1.30
  48          1.73            1.55           1.38
  49          1.82            1.64           1.46
  50          2.00            1.80           1.60
  51          2.13            1.92           1.71
  52          2.27            2.04           1.82
  53          2.40            2.16           1.92
  54          2.54            2.29           2.03
  55          2.60            2.34           2.08
  56          2.80            2.52           2.24
  57          2.99            2.69           2.40
  58          3.19            2.87           2.55
  59          3.39            3.05           2.71
  60          3.58            3.22           2.87
  61          3.90            3.51           3.12
  62          4.22            3.80           3.38
  63          4.55            4.09           3.64
  64          4.87            4.38           3.89
  65+         5.08            4.57           4.06

*This is the sales charge portion of the Per Thousand of Stated Amount Surrender
 Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

APPENDIX B(1) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE -- SALES CHARGE COMPONENT

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        Administrative Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          1.63            1.47            1.30
   1          1.63            1.47            1.30
   2          1.63            1.47            1.30
   3          1.63            1.47            1.30
   4          1.63            1.47            1.30
   5          1.75            1.58            1.40
   6          1.75            1.58            1.40
   7          1.77            1.59            1.42
   8          1.78            1.61            1.42
   9          1.81            1.62            1.45
  10          1.91            1.72            1.53
  11          1.97            1.77            1.58
  12          2.03            1.83            1.62
  13          2.12            1.91            1.70
  14          2.20            1.98            1.76
  15          2.21            1.98            1.77
  16          2.22            1.99            1.78
  17          2.23            2.01            1.78
  18          2.26            2.03            1.81
  19          2.32            2.09            1.86
  20          2.29            2.06            1.83
  21          2.34            2.11            1.87
  22          2.39            2.15            1.91
  23          2.43            2.19            1.94
  24          2.45            2.20            1.96
  25          2.46            2.17            1.93
  26          2.51            2.26            2.01
  27          2.60            2.34            2.08
  28          2.70            2.42            2.16
  29          2.78            2.50            2.22
  30          2.79            2.51            2.23
  31          2.91            2.62            2.33
  32          3.02            2.72            2.42

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          3.14            2.82            2.51
  34          3.26            2.94            2.61
  35          3.35            3.02            2.68
  36          3.54            3.19            2.83
  37          3.73            3.35            2.98
  38          3.93            3.54            3.14
  39          4.11            3.70            3.29
  40          4.55            4.10            3.64
  41          4.84            4.36            3.87
  42          5.13            4.62            4.10
  43          5.41            4.86            4.33
  44          5.70            5.14            4.56
  45          5.74            5.17            4.59
  46          6.13            5.51            4.90
  47          6.51            5.86            5.21
  48          6.90            6.22            5.52
  49          7.29            6.56            5.83
  50          8.00            7.20            6.40
  51          8.54            7.68            6.83
  52          9.08            8.18            7.26
  53          9.62            8.66            7.70
  54         10.16            9.14            8.13
  55         10.41            9.37            8.33
  56         11.19           10.07            8.95
  57         11.98           10.78            9.58
  58         12.77           11.49           10.22
  59         13.54           12.19           10.83
  60         14.33           12.90           11.46
  61         15.62           14.06           12.50
  62         16.90           15.21           13.52
  63         18.18           16.37           14.54
  64         19.47           17.53           15.58
  65+        20.32           18.29           16.26

*This is the administrative portion of the Per Thousand of Stated Amount
 Surrender Charge. It equals 80% of the charge shown in Appendix B.

APPENDIX B(2) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ADMINISTRATIVE CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20          0.08            0.00           0.00
  21          0.08            0.00           0.00
  22          0.08            0.00           0.00
  23          0.08            0.00           0.00
  24          0.08            0.00           0.00
  25          0.08            0.00           0.00
  26          0.08            0.00           0.00
  27          0.08            0.00           0.00
  28          0.08            0.00           0.00
  29          0.08            0.00           0.00
  30          0.08            0.00           0.00
  31          0.08            0.00           0.00
  32          0.08            0.00           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.08            0.00           0.00
  34          0.08            0.00           0.00
  35          0.08            0.00           0.00
  36          0.08            0.00           0.00
  37          0.08            0.00           0.00
  38          0.08            0.00           0.00
  39          0.08            0.00           0.00
  40          0.08            0.00           0.00
  41          0.08            0.00           0.00
  42          0.08            0.00           0.00
  43          0.08            0.00           0.00
  44          0.08            0.00           0.00
  45          0.08            0.00           0.00
  46          0.08            0.00           0.00
  47          0.09            0.00           0.00
  48          0.09            0.00           0.00
  49          0.10            0.00           0.00
  50          0.10            0.00           0.00
  51          0.11            0.00           0.00
  52          0.11            0.00           0.00
  53          0.12            0.00           0.00
  54          0.12            0.00           0.00
  55          0.12            0.00           0.00
  56          0.13            0.00           0.00
  57          0.13            0.00           0.00
  58          0.14            0.00           0.00
  59          0.14            0.00           0.00
  60          0.15            0.00           0.00
  61          0.15            0.00           0.00
  62          0.15            0.00           0.00
  63          0.15            0.00           0.00
  64          0.15            0.00           0.00
  65+         0.15            0.00           0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.12            0.08           0.00
   1          0.12            0.08           0.00
   2          0.12            0.08           0.00
   3          0.12            0.08           0.00
   4          0.12            0.08           0.00
   5          0.12            0.08           0.00
   6          0.13            0.08           0.00
   7          0.14            0.08           0.00
   8          0.15            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.16            0.08           0.00
   1          0.16            0.08           0.00
   2          0.16            0.08           0.00
   3          0.16            0.08           0.00
   4          0.16            0.08           0.00
   5          0.16            0.08           0.00
   6          0.16            0.08           0.00
   7          0.16            0.08           0.00
   8          0.16            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


ASSETS:
 Investments in eligible funds at market value:
   Travelers Variable Products Funds, 759,956 shares (cost $926,331)..............................    $   917,333
   Templeton Variable Products Series Fund, 9,934 shares (cost $216,481)..........................        225,243
   Fidelity's Variable Insurance Products Fund, 10,817 shares (cost $247,441).....................        251,243
   Fidelity's Variable Insurance Products Fund II, 563 shares (cost $9,553).......................          9,526
   Dreyfus Stock Index Fund, 2,550 shares (cost $52,165)..........................................         51,720
   Travelers Series Fund Inc., 15,520 shares (cost $210,275)......................................        208,043
   Smith Barney Series Fund, 1,431 shares (cost $22,033)..........................................         22,512
                                                                                                      -----------

          Total Investments (cost $1,684,279).....................................................                 $1,685,620

 Receivables:
   Dividends......................................................................................                     14,002
   Premium payments and transfers from other Travelers accounts...................................                        823
                                                                                                                   ----------

          Total Assets............................................................................                  1,700,445
                                                                                                                   ----------
LIABILITIES:
 Payable for contract surrenders and transfers to other Travelers accounts........................                      1,048
 Accrued liabilities..............................................................................                        762
                                                                                                                   ----------

          Total Liabilities.......................................................................                      1,810
                                                                                                                   ----------

NET ASSETS:                                                                                                        $1,698,635
                                                                                                                   ==========


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENT OF OPERATIONS
 FOR THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996



INVESTMENT INCOME:
 Dividends..........................................................................                     $ 23,667

EXPENSES:
 Insurance charges..................................................................       $  1,938
 Administrative charges.............................................................            242
                                                                                           --------
   Total expenses...................................................................                        2,180
                                                                                                         --------
     Net investment income..........................................................                       21,487
                                                                                                         --------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
 Realized gain from investment transactions:
   Proceeds from investments sold...................................................        668,134
   Cost of investments sold.........................................................        667,029
                                                                                           --------
     Net realized gain..............................................................                        1,105

 Unrealized gain on investments:
   December 31, 1996................................................................                        1,341
                                                                                                         --------

     Net realized and unrealized gain...............................................                        2,446
                                                                                                         --------

 Net increase in net assets resulting from operations...............................                     $ 23,933
                                                                                                         ========


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL II
                          FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996


                                                                                            1996
                                                                                            ----
OPERATIONS:
  Net investment income.......................................................          $    21,487
  Net realized gain from investment transactions..............................                1,105
  Net unrealized gain on investments..........................................                1,341
                                                                                        -----------

    Net increase in net assets resulting from operations......................               23,933
                                                                                        -----------
UNIT TRANSACTIONS:
  Participant premium payments
     (applicable to 1,060,645 units)...........................................           1,566,170
  Participant transfers from other Travelers accounts
    (applicable to 677,084 units).............................................              983,742
  Contract surrenders
    (applicable to 38,985 units)..............................................              (58,243)
  Participant transfers to other Travelers accounts
    (applicable to 550,220 units).............................................             (816,967)
                                                                                        -----------

     Net increase in net assets resulting from unit transactions..............            1,674,702
                                                                                        -----------

       Net increase in net assets.............................................            1,698,635

NET ASSETS:
  Beginning of period.........................................................                    -
                                                                                        -----------
  End of period...............................................................          $ 1,698,635
                                                                                        ===========




                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund UL II for Variable Life Insurance ("Fund UL II") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Fund UL II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    Participant premium payments applied to Fund UL II are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1996, the eligible funds available under Fund UL II are:
    Managed Assets Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of the Smith Barney Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund, Templeton Stock Fund and Templeton Asset Allocation Fund of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law.

    The following is a summary of significant accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    FEDERAL INCOME TAXES. The operations of Fund UL II form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

2.  INVESTMENTS

    Purchases and sales of investments aggregated $2,351,308 and $667,029, respectively, for the period ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $1,684,279 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $13,051. Gross unrealized depreciation for all investments at December 31, 1996 was $11,710.

3.  CONTRACT CHARGES

    Insurance charges and administrative charges of 0.80% and 0.10%, respectively, of the average net assets of Fund UL II on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by Travelers Life. Contracts are charged 0.45% on an annual basis and 0% after the first fifteen policy years for mortality and expense risks and administrative expenses, respectively.

    Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received no contingent surrender charges for the period August 8, 1996 (date operations commenced) to December 31, 1996.

4.  NET CONTRACT OWNERS' EQUITY


                                                                              DECEMBER 31, 1996
                                                              ------------------------------------------------
                                                                                    UNIT               NET
                                                              UNITS                 VALUE             ASSETS
                                                              -----                 -----             ------
Travelers Variable Products Funds
  Managed Assets Trust.............................             2,471            $    2.221        $     5,489
  Capital Appreciation Fund........................            77,659                 2.153            167,182
  Cash Income Trust................................           510,210                 1.479            754,688
  U.S. Government Securities Portfolio.............             1,080                 1.156              1,249
  Utilities Portfolio..............................               186                 1.357                252
  Zero Coupon Bond Fund Portfolio Series 1998......                40                 1.054                 42
  Zero Coupon Bond Fund Portfolio Series 2005......                42                 1.046                 44

Templeton Variable Products Series Fund
  Templeton Bond Fund..............................               110                 1.165                128
  Templeton Stock Fund.............................           139,885                 1.448            202,564
  Templeton Asset Allocation Fund..................            16,725                 1.357             22,690

Fidelity's Variable Insurance Products Fund
  High Income Portfolio............................            17,292                 1.290             22,307
  Growth Portfolio.................................            80,468                 1.492            120,047
  Equity-Income Portfolio..........................            70,383                 1.549            109,031

Fidelity's Variable Insurance Products Fund II
  Asset Manager Portfolio..........................             7,858                 1.212              9,525

Dreyfus Stock Index Fund...........................            31,576                 1.660             52,410

Travelers Series Fund Inc.
  Alliance Growth Portfolio........................            61,648                 1.336             82,363
  Smith Barney Income and Growth Portfolio.........            12,845                 1.267             16,269
  Smith Barney High Income Portfolio...............            32,158                 1.113             35,806
  MFS Total Return Portfolio.......................             9,490                 1.232             11,695
  AIM Capital Appreciation Portfolio...............            58,901                 1.059             62,348

Smith Barney Series Fund
  Total Return Portfolio...........................            17,497                 1.286             22,506
                                                                                                    ----------
Net Contract Owners' Equity..................................................................       $1,698,635
                                                                                                    ==========

5. STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                    NO. OF               MARKET
                                                                      SHARES               VALUE
                                                                     --------          -----------
 TRAVELERS VARIABLE PRODUCTS FUNDS (54.4%)
        Managed Assets Trust (Cost $5,275)                                339           $     5,084
        Capital Appreciation Fund (Cost $164,242)                       4,235               155,517
        Cash Income Trust (Cost $755,247)                             755,247               755,247
        U.S. Government Securities Portfolio (Cost $1,237)                108                 1,177
        Utilities Portfolio (Cost $250)                                    19                   231
        Zero Coupon Bond Fund Portfolio Series 1998 (Cost $42)              4                    40
        Zero Coupon Bond Fund Portfolio Series 2005 (Cost $38)              4                    37
                                                                     --------           -----------
         Total (Cost $926,331)                                        759,956               917,333
                                                                     --------           -----------

 TEMPLETON VARIABLE PRODUCTS SERIES FUND (13.4%)
        Templeton Bond Fund (Cost $127)                                    11                   128
        Templeton Stock Fund (Cost $194,194)                            8,847               202,423
        Templeton Asset Allocation Fund (Cost $22,160)                  1,076                22,692
                                                                     --------           -----------
         Total (Cost $216,481)                                          9,934               225,243
                                                                     --------           -----------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (14.9%)
        High Income Portfolio (Cost $21,971)                            1,782                22,309
        Growth Portfolio (Cost $119,740)                                3,850               119,895
        Equity-Income Portfolio (Cost $105,730)                         5,185               109,039
                                                                     --------           -----------
         Total (Cost $247,441)                                         10,817               251,243
                                                                     --------           -----------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (0.6%)
        Asset Manager Portfolio (Cost $9,553)
         Total (Cost $9,553)                                              563                 9,526
                                                                     --------           -----------

 DREYFUS STOCK INDEX FUND (3.1%)
         Total (Cost $52,165)                                           2,550                51,720
                                                                     --------           -----------

 TRAVELERS SERIES FUND INC. (12.3%)
        Alliance Growth Portfolio (Cost $82,752)                        4,899                82,211
        Smith Barney Income and Growth Portfolio (Cost $16,569)         1,081                16,286
        Smith Barney High Income Portfolio (Cost $36,978)               3,025                35,816
        MFS Total Return Portfolio (Cost $11,790)                         876                11,536
        AIM Capital Appreciation Portfolio (Cost $62,186)               5,639                62,194
                                                                     --------           -----------
         Total (Cost $210,275)                                         15,520               208,043
                                                                     --------           -----------

 SMITH BARNEY SERIES FUND (1.3%)
        Total Return Portfolio (Cost $22,033)
         Total (Cost $22,033)                                           1,431                22,512
                                                                     --------           -----------

TOTAL INVESTMENT OPTIONS (100%)
      (COST $1,684,279)                                                                 $ 1,685,620
                                                                                        ===========

                      This page intentionally left blank.

6. SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS FOR THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO
                              DECEMBER 31, 1996

                                                                                                               U.S.
                                                                   MANAGED       CAPITAL           CASH      GOVERNMENT
                                                                   ASSETS      APPRECIATION       INCOME     SECURITIES   UTILITIES
                                                                   TRUST          FUND            TRUST      PORTFOLIO    PORTFOLIO
                                                                ---------     -------------   ------------   ----------   ---------
INVESTMENT INCOME:
Dividends..................................................     $     406       $   11,690    $      5,841    $     73       $   20
                                                                ---------       ----------    ------------    --------       ------
EXPENSES:
Insurance charges..........................................             9              184           1,014           2            -
Administrative charges.....................................             1               23             127           -            -
                                                                ---------       ----------    ------------    --------       ------
      Net investment income (loss).........................           396           11,483           4,700          71           20
                                                                ---------       ----------    ------------    --------       ------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.........................           208           48,831         610,976          53            -
    Cost of investments sold...............................           197           48,252         610,976          52            -
                                                                ---------       ----------    ------------    --------       ------

      Net realized gain (loss).............................            11              579               -           1            -
                                                                ---------       ----------    ------------    --------       ------
Unrealized gain (loss) on investments:
    End of period..........................................          (191)          (8,725)              -         (60)         (19)
                                                                ---------       ----------    ------------    --------       ------
Net increase (decrease) in net assets
      resulting from operations............................           216            3,337           4,700          12            1
                                                                ---------       ----------    ------------    --------       ------

UNIT TRANSACTIONS:
Participant premium payments...............................           213           35,577       1,384,589           -          196
Participant transfers from other Travelers accounts........         5,304          158,113         187,058       1,289          111
Contract surrenders........................................          (244)          (5,130)        (32,569)        (52)         (56)
Participant transfers to other Travelers accounts..........             -          (24,715)       (789,090)          -            -
                                                                ---------       ----------    ------------    --------       ------
    Net increase in net assets resulting
      from unit transactions...............................         5,273          163,845         749,988       1,237          251
                                                                ---------       ----------    ------------    --------       ------
      Net increase in net assets...........................         5,489          167,182         754,688       1,249          252

NET ASSETS:
    Beginning of period....................................             -                -               -           -            -
                                                                ---------       ----------    ------------    --------       ------

    End of period..........................................     $   5,489       $  167,182    $    754,688    $  1,249       $  252
                                                                =========       ==========    ============    ========       ======

     ZERO              ZERO                                 TEMPLETON
  COUPON BOND      COUPON BOND                                ASSET       FIDELITY'S     FIDELITY'S     FIDELITY'S
 FUND PORTFOLIO   FUND PORTFOLIO   TEMPLETON   TEMPLETON    ALLOCATION   HIGH INCOME      GROWTH      EQUITY-INCOME
  SERIES 1998      SERIES 2005     BOND FUND   STOCK FUND     FUND         PORTFOLIO     PORTFOLIO      PORTFOLIO
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------
 $          2     $            2   $        -   $       -   $        -   $         -     $       -    $         -
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------

            -                  -            -         185           14            17           123            143
            -                  -            -          23            2             2            15             18
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------
            2                  2            -        (208)         (16)          (19)         (138)          (161)
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------

            -                  -           38         944          403           222         2,278          1,521
            -                  -           38         899          382           218         2,102          1,456
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------
            -                  -            -          45           21             4           176             65
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------

           (2)                (1)           1       8,229          532           338           155          3,309
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------

            -                  1            1       8,066          537           323           193          3,213
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------


            -                 34           95      28,786        6,643         9,103        24,191         25,870
           42                 22           70     170,043       16,563        13,550       101,793         84,495
            -                (13)         (38)     (3,739)        (966)         (645)       (5,447)        (4,170)
            -                  -            -        (592)         (87)          (24)         (683)          (377)
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------

           42                 43          127     194,498       22,153        21,984       119,854        105,818
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------
           42                 44          128     202,564       22,690        22,307       120,047        109,031


            -                  -            -           -            -             -             -              -
 ------------     --------------   ----------  ----------   ----------   -----------     ---------    -----------
 $         42     $           44   $      128   $ 202,564   $   22,690   $    22,307     $ 120,047    $   109,031
 ============     ==============   ==========  ==========   ==========   ===========     =========    ===========

6.       SCHEDULE OF FUND UL II OPERATIONS AND CHANGES IN NET ASSETS
         FOR THE PERIOD AUGUST 8, 1996 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996 (CONTINUED)


                                                                                                        SMITH BARNEY
                                                            FIDELITY'S                     ALLIANCE      INCOME AND   SMITH BARNEY
                                                          ASSET MANAGER   DREYFUS STOCK     GROWTH         GROWTH      HIGH INCOME
                                                            PORTFOLIO      INDEX FUND      PORTFOLIO      PORTFOLIO     PORTFOLO
                                                         --------------   ------------   ------------   -------------   --------
INVESTMENT INCOME:
Dividends..............................................  $            -   $        698   $      1,721   $         371   $ 2,042
                                                         --------------   ------------   ------------   -------------    ------
EXPENSES:
Insurance charges......................................               9             41             53              10        36
Administrative charges.................................               1              5              7               1         5
                                                         --------------   ------------   ------------   -------------   -------
      Net investment income (loss).....................             (10)           652          1,661             360     2,001
                                                         --------------   ------------   ------------   -------------   -------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.....................              50            480            469             101       126
    Cost of investments sold...........................              48            423            405              92       128
                                                         --------------   ------------   ------------   -------------   -------

      Net realized gain (loss).........................               2             57             64               9        (2)
                                                         --------------   ------------   ------------   -------------   -------
Unrealized gain (loss) on investments:
    End of period......................................             (27)          (445)          (541)           (283)   (1,162)
                                                         --------------   ------------   ------------   -------------   -------
Net increase (decrease) in net assets
      resulting from operations........................             (35)           264          1,184              86       837
                                                         --------------   ------------   ------------   -------------   -------

UNIT TRANSACTIONS:
Participant premium payments...........................             106         14,990         24,811             824         -
Participant transfers from other Travelers accounts....           9,556         39,157         58,558          15,605    35,064
Contract surrenders....................................            (102)        (1,458)        (1,638)           (246)      (95)
Participant transfers to other Travelers accounts......               -           (543)          (552)              -         -
                                                         --------------   ------------   ------------   -------------   -------
    Net increase in net assets resulting
      from unit transactions...........................           9,560         52,146         81,179          16,183    34,969
                                                         --------------   ------------   ------------   -------------   -------

      Net increase in net assets.......................           9,525         52,410         82,363          16,269    35,806

NET ASSETS:
    Beginning of period................................               -              -              -               -         -
                                                         --------------   ------------   ------------   -------------   -------

    End of period......................................  $        9,525   $     52,410   $     82,363   $      16,269   $35,806
                                                         ==============   ============   ============   =============   =======

     MFS TOTAL           AIM CAPITAL
      RETURN            APPRECIATION        TOTAL RETURN
     PORTFOLIO           PORTFOLIO           PORTFOLIO             COMBINED
  ---------------   ------------------   -----------------   ---------------------
  $           385   $               62   $             354   $              23,667
  ---------------   ------------------   -----------------   ---------------------

                9                   74                  15                   1,938
                1                    9                   2                     242
  ---------------   ------------------   -----------------   ---------------------
              375                  (21)                337                  21,487
  ---------------   ------------------   -----------------   ---------------------


               52                1,111                 271                 668,134
               48                1,061                 252                 667,029
  ---------------   ------------------   -----------------   ---------------------

                4                   50                  19                   1,105
  ---------------   ------------------   -----------------   ---------------------

             (254)                   8                 479                   1,341
  ---------------   ------------------   -----------------   ---------------------

              125                   37                 835                  23,933
  ---------------   ------------------   -----------------   ---------------------


              505                2,516               7,121               1,566,170
           11,241               60,691              15,417                 983,742
             (157)                (843)               (635)                (58,243)
              (19)                 (53)               (232)               (816,967)
  ---------------   ------------------   -----------------   ---------------------

           11,570               62,311              21,671               1,674,702
  ---------------   ------------------   -----------------   ---------------------

           11,695               62,348              22,506               1,698,635


                -                    -                   -                       -
  ---------------   ------------------   -----------------   ---------------------

  $        11,695   $           62,348   $          22,506   $           1,698,635
 ================   ==================   =================   =====================

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
    The Travelers Fund UL II for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1996, and the related statements of operations and changes in net assets for the period August 8, 1996 (date operations commenced) to December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL II for Variable Life Insurance as of December 31, 1996, the results of its operations and the changes in its net assets for the period August 8, 1996 (date operations commenced) to December 31, 1996, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                            /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS


(for the year ended December 31, in thousands)                           1996          1995           1994
----------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $  9,357      $  2,652       $  3,498
Net investment income                                                  89,040        63,209         66,093
Realized investment gains (losses)                                     (9,613)       18,713         (2,074)
Other                                                                  16,223        17,466         18,702
----------------------------------------------------------------------------------------------------------
         Total revenues                                               105,007       102,040         86,219
----------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                  56,448        52,390         55,596
Amortization of deferred acquisition costs
  and value of insurance in force                                       3,286         1,563              -
Other operating expenses                                                5,691         4,651          2,758
----------------------------------------------------------------------------------------------------------
         Total benefits and expenses                                   65,425        58,604         58,354
----------------------------------------------------------------------------------------------------------

Income before federal income taxes                                     39,582        43,436         27,865
----------------------------------------------------------------------------------------------------------

Federal income taxes:
  Current                                                              29,456         2,555          4,742
  Deferred expense (benefit)                                          (15,665)       11,964          4,798
----------------------------------------------------------------------------------------------------------
         Total federal income taxes                                    13,791        14,519          9,540
----------------------------------------------------------------------------------------------------------
Net income                                                             25,791        28,917         18,325
Retained earnings beginning of year                                   157,907       128,990        110,665
Dividends to parent                                                    16,000             -              -
----------------------------------------------------------------------------------------------------------
Retained earnings end of year                                        $167,698      $157,907       $128,990
----------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS


(at December 31, in thousands)                                                              1996             1995
-----------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
  (cost,  $672,173; $678,293)                                                         $  694,535       $  724,639
Equity securities, at fair value (cost, $6,654; $9,453)                                    9,554           13,099
Mortgage loans                                                                            90,542          125,813
Real estate held for sale, net of accumulated depreciation of $0; $524                    10,111            8,995
Policy loans                                                                               1,750                -
Short-term securities                                                                     70,755           51,381
Other investments                                                                         69,754           65,805
-----------------------------------------------------------------------------------------------------------------
         Total investments                                                               947,001          989,732
-----------------------------------------------------------------------------------------------------------------
Separate accounts                                                                      1,187,812          886,688
Deferred acquisition costs and value of insurance in force                                40,027           22,560
Deferred federal income taxes                                                             57,616           41,158
Other assets                                                                              21,827           24,501
-----------------------------------------------------------------------------------------------------------------
         Total assets                                                                 $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits                                                                $  654,534       $  671,027
Contractholder funds                                                                      86,097           11,947
Separate accounts                                                                      1,124,605          856,867
Other liabilities                                                                         17,179           61,247
-----------------------------------------------------------------------------------------------------------------
         Total liabilities                                                             1,882,415        1,601,088
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000
  shares authorized, 30,000 issued and outstanding                                         3,000            3,000
Additional paid-in capital                                                               167,314          167,314
Retained earnings                                                                        167,698          157,907
Unrealized investment gains, net of taxes                                                 33,856           35,330
-----------------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                      371,868          363,551
-----------------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                                   $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash


(for the year ended December 31, in thousands)                            1996           1995            1994
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                                 $   6,472      $   1,950       $   3,498
  Net investment income received                                        71,083         66,219          57,240
  Benefits and claims paid                                             (70,331)       (71,710)        (72,298)
  Interest credited to contractholders                                    (813)             -               -
  Operating expenses paid                                               (5,482)        (3,013)         (4,400)
  Income taxes refunded (paid)                                         (23,931)       (35,305)          1,030
  Other                                                                 (6,857)        (6,772)         22,507
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities              (29,859)       (48,631)          7,577
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                    20,301         11,752          29,043
    Mortgage loans                                                      37,789         24,137          60,260
  Proceeds from sales of investments
    Fixed maturities                                                   978,970        459,971          41,671
    Equity securities                                                   12,818         11,823           9,373
    Mortgage loans                                                      22,437          7,013          23,327
    Real estate held for sale                                                -              -          34,181
  Purchases of investments
    Fixed maturities                                                  (994,443)      (515,098)       (204,412)
    Equity securities                                                   (5,412)          (156)           (375)
    Mortgage loans                                                     (21,450)        (4,890)         (5,607)
    Policy loans                                                        (1,750)             -               -
  Short-term securities, (purchases) sales, net                        (19,688)        (5,051)         (1,146)
  Other investments, (purchases) sales, net                             (6,160)         9,274             682
  Securities transactions in course of settlement                      (51,703)        45,727           5,722
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities              (28,291)        44,502          (7,281)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Contractholder fund deposits                                          96,490          5,707               -
  Contractholder fund withdrawals                                      (22,340)        (1,874)              -
  Dividends to parent company                                          (16,000)             -               -
-------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                         58,150          3,833               -
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                      $       -      $    (296)      $     296
-------------------------------------------------------------------------------------------------------------
Cash at December 31                                                  $       -      $       -       $     296
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS



1.     NATURE OF OPERATIONS

       The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), which is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), which is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through TIC and its subsidiaries). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company offers fixed and variable deferred annuities and individual life insurance to individuals and small businesses. It also provides single premium group annuity close-out contracts and individual structured settlement annuities.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Separate Accounts

       Separate account liabilities primarily represent structured settlement annuity obligations, which provide guaranteed levels of return or benefits to contractholders. The separate account assets supporting these obligations, which are legally segregated and are not subject to claims that arise out of any other business of the Company, are primarily carried at fair value. Earnings on structured settlement contracts, generally net investment income less policyholder benefits and operating expenses, are included in other revenues.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In addition, the Company has other separate accounts, representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Deferred Acquisition Costs and Value of Insurance In Force

       Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 4.5% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life and certain individual annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.0%.

       Permitted Statutory Accounting Practices

       The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment and other insurance contracts. Other revenues also include structured settlement policyholder revenues, which relate to contracts issued through a separate account of the Company, net of the related policyholder benefits and expenses.

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS No. 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1996 and 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued




3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's financial condition, results of operations or liquidity.

4.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

       Life insurance in force ceded to TIC at December 31, 1996 and 1995 was $90.7 million and $97.7 million, respectively. At December 31, 1996 and 1995, $2.2 billion and $601.2 million, respectively, was ceded to non-affiliates.

5.     SHAREHOLDER'S EQUITY

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 12.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income was $17.9 million, $23.0 million and $5.7 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       Statutory capital and surplus was $254.1 million and $257.8 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $14.8 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company does not hold or issue derivative instruments for trading purposes. The carrying value of derivative instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996, investments in fixed maturities had a carrying value and a fair value of $694.5 million, compared with a carrying value and a fair value of $724.6 million at December 31, 1995. See Note 12.

       At December 31, 1996 and 1995, mortgage loans had a carrying value of $90.5 million and $125.8 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $2.1 million and $1.9 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $13.3 million and $55.3 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $896.9 million and $901.0 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $869.1 million and $923.0 million, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $808.7 million and $695.3 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $839.1 million and $766.3 million, respectively, at December 31, 1995.

       The carrying values of short-term securities and policy loans approximated their fair values.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



7.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

       The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1996 and 1995.

       Litigation

       The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

8.     BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 or 1994.

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



8.     BENEFIT PLANS, Continued

       Savings, Investment and Stock Ownership Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's expense was not significant for 1996, 1995 or 1994.

9.     RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by TIC. Settlements for these functions between TIC and its affiliates are made regularly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       TIGI and its subsidiaries maintain a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $68.2 million and $49.5 million at December 31, 1996 and 1995, respectively, and is included in short-term securities in the balance sheet.

       The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $250 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

       The Company sells structured settlement annuities to an affiliate, Travelers Property Casualty Corp., (TAP), formerly Travelers/Aetna Property Casualty Corp. Such deposits were $36.9 million, $36.6 million and $37.6 million for 1996, 1995 and 1994, respectively.

       The Company began marketing variable annuity products through its affiliate, Smith Barney, Inc., in 1995. Deposits related to these products were $300.0 million and $20.5 million in 1996 and 1995, respectively.

       Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The company's rent expense was insignificant in 1996, 1995 and 1994.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES


       (in thousands)                                      1996           1995                1994
       --------------------------------------------------------------------------------------------
       Effective tax rate

       Income before federal income taxes              $ 39,582        $43,436             $27,865
       Statutory tax rate                                    35%            35%                 35%
       -------------------------------------------------------------------------------------------

       Expected federal income taxes                   $ 13,854        $15,203             $ 9,753
       Tax effect of:
          Nontaxable investment income                      (15)           (13)                (90)
          Adjustments to benefit and other reserves           -              -                (117)
          Other, net                                        (48)          (671)                 (6)
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $ 9,540
       --------------------------------------------------------------------------------------------

       Effective tax rate                                    35%            33%                 34%
       -------------------------------------------------------------------------------------------

       Composition of federal income taxes

       Current:
          United States                                $ 29,435        $ 2,555             $ 4,742
          Foreign                                            21              -                   -
       --------------------------------------------------------------------------------------------
       Total                                             29,456          2,555                4,742
       --------------------------------------------------------------------------------------------

       Deferred:
          United States                                 (15,665)        11,964                4,798
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $  9,540
       --------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       The net deferred tax assets at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in thousands)                                                           1996         1995
       ------------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                             $79,484    $  67,104
         Other                                                                 3,043        2,570
       ------------------------------------------------------------------------------------------
           Total                                                              82,527       69,674
       ------------------------------------------------------------------------------------------

       Deferred tax liabilities:
         Investments, Net                                                     12,113       19,625
         Deferred acquisition costs and
           value of insurance in force                                        10,066        6,285
         Other                                                                   662          536
       ------------------------------------------------------------------------------------------
          Total                                                               22,841       26,446
       ------------------------------------------------------------------------------------------

       Net deferred tax asset before valuation allowance                      59,686       43,228
       Valuation allowance for deferred tax assets                            (2,070)      (2,070)
       ------------------------------------------------------------------------------------------

       Net deferred tax asset after valuation allowance                      $57,616      $41,158
       ------------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, will file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to TIC. Any credits for losses will be paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

       A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       In management's judgment, the $57.6 million "net deferred tax asset after valuation allowance" as of December 31, 1996, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

11.    NET INVESTMENT INCOME

       (For the year ended December 31, in thousands)          1996         1995          1994
       ---------------------------------------------------------------------------------------
       Gross investment income

       Fixed maturities                                     $54,029      $49,486       $44,354
       Equity securities                                        411          497           827
       Mortgage loans                                        15,491       11,644        17,178
       Real estate held for sale                              3,480        2,476         6,299
       Other                                                 19,770        2,552         4,480
       ---------------------------------------------------------------------------------------
                                                             93,181       66,655        73,138
       ---------------------------------------------------------------------------------------

       Investment expenses                                    4,141        3,446         7,045
       ---------------------------------------------------------------------------------------
       Net investment income                                $89,040      $63,209       $66,093
       ---------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:


       (For the year ended December 31, in thousands)            1996         1995          1994
       -----------------------------------------------------------------------------------------
       Realized

       Fixed maturities                                      $(11,491)     $(4,240)      $  (908)
       Equity securities                                        4,613        6,138         1,675
       Mortgage loans                                           1,979          725            36
       Real estate held for sale                                  (73)         (35)            -
       Other                                                   (4,641)      16,125        (2,877)
       -----------------------------------------------------------------------------------------
       Realized investment gains (losses)                    $ (9,613)     $18,713       $(2,074)
       -----------------------------------------------------------------------------------------


       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:


       (For the year ended December 31, in thousands)           1996          1995           1994
       ------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                     $(23,953)     $111,551       $(65,205)
       Equity securities                                        (746)        1,834            (27)
       Other                                                  22,431         4,390            (28)
       ------------------------------------------------------------------------------------------
                                                              (2,268)      117,775        (65,260)
       Related taxes                                            (794)       41,221        (22,841)
       ------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)         (1,474)       76,554        (42,419)
       Balance beginning of year                              35,330       (41,224)         1,195
       ------------------------------------------------------------------------------------------
       Balance end of year                                  $ 33,856      $ 35,330       $(41,224)
       ------------------------------------------------------------------------------------------


       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $979.0 million and $460.0 million in 1996 and 1995, respectively. Gross gains of $8.4 million and $7.9 million and gross losses of $19.9 million and $10.3 million in 1996 and 1995, respectively, were realized on those sales.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       The amortized cost and fair values of investments in fixed maturities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                    Gross           Gross
                                               Amortized       unrealized      unrealized              Fair
       (in thousands)                               cost            gains          losses             value
       ----------------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                         $ 88,138          $ 1,637          $  629          $ 89,146
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                     115,059           10,371              61           125,369
          Obligations of states and
             political subdivisions                3,500              255              --             3,755
          Debt securities issued
             by foreign governments               56,097            1,473           1,269            56,301
          All other corporate bonds              409,294           13,862           3,277           419,879
          Redeemable preferred stock                  85               --              --                85
       ----------------------------------------------------------------------------------------------------
          Total                                 $672,173          $27,598          $5,236          $694,535
       ----------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       December 31, 1995
       ------------------------------------------------------------------------------------------
                                                                Gross        Gross
                                              Amortized    unrealized   unrealized           Fair
       (in thousands)                              cost         gains       losses          value
       ------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                        $ 89,044       $ 2,545       $  378       $ 91,211
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                    160,988        24,267            1        185,254
          Obligations of states and
             political subdivisions               3,500           499            -          3,999
          All other corporate bonds             424,676        21,576        2,162        444,090
          Redeemable preferred stock                 85             -            -             85
       ------------------------------------------------------------------------------------------
          Total                                $678,293       $48,887       $2,541       $724,639
       ------------------------------------------------------------------------------------------

       The amortized cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       Maturity                                         Amortized           Fair
       (in thousands)                                        cost          value
       -------------------------------------------------------------------------
       Due in one year or less                           $ 11,184       $ 11,204
       Due after 1 year through 5 years                    50,397         50,366
       Due after 5 years through 10 years                 169,634        173,049
       Due after 10 years                                 352,820        370,770
       -------------------------------------------------------------------------
                                                          584,035        605,389
       Mortgage-backed securities                          88,138         89,146
       -------------------------------------------------------------------------
          Total                                          $672,173       $694,535
       -------------------------------------------------------------------------

       The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company held CMOs with a market value of $67.7 million and $68.6 million, respectively. The Company's CMO holdings are 100% and approximately 94% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and market values of investments in equity securities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                 Gross             Gross
                                                            unrealized        unrealized               Fair
       (in thousands)                            Cost            gains            losses              value
       -----------------------------------------------------------------------------------------------------
       Common stocks                           $1,630           $2,845               $83             $4,392
       Nonredeemable preferred stocks           5,024              138                 -              5,162
       ----------------------------------------------------------------------------------------------------
         Total                                 $6,654           $2,983               $83             $9,554
       ----------------------------------------------------------------------------------------------------



       December 31, 1995
       ----------------------------------------------------------------------------------------------------
                                                                  Gross            Gross
                                                             unrealized       unrealized               Fair
       (in thousands)                            Cost             gains           losses              value
       ----------------------------------------------------------------------------------------------------
       Common stocks                           $3,310            $3,374             $ 68            $ 6,616
       Nonredeemable preferred stocks           6,143               340                -              6,483
       ----------------------------------------------------------------------------------------------------
         Total                                 $9,453            $3,714             $ 68            $13,099
       ----------------------------------------------------------------------------------------------------


       Proceeds from sales of equity securities were $12.8 million and $11.8 million in 1996 and 1995, respectively. Gross gains of $4.7 million and $4.9 million and gross losses of $155 thousand and $474 thousand in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following:

       (in thousands)                                           1996          1995
       ---------------------------------------------------------------------------
       Current mortgage loans                               $ 90,394      $108,142
       Underperforming mortgage loans                            148        17,671
       ---------------------------------------------------------------------------
              Total                                           90,542       125,813
       ---------------------------------------------------------------------------

       Real estate held for sale                              10,111         8,995
       ---------------------------------------------------------------------------
              Total                                         $100,653      $134,808
       ---------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       (in thousands)
       ---------------------------------------------------
       Past maturity                               $ 1,677
       1997                                          5,662
       1998                                            316
       1999                                          5,088
       2000                                          5,734
       2001                                          5,678
       Thereafter                                   66,387
       ---------------------------------------------------
          Total                                    $90,542
       ---------------------------------------------------

       Concentrations

       At December 31, 1996 the Company had investments of $75.1 million in the State of Israel and $40.6 million in Merrill Lynch Trust Series 45. In 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

       Included in fixed maturities are below investment grade assets totaling $40.7 million and $59.0 million at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       (in thousands)                                                            1996        1995
       ------------------------------------------------------------------------------------------
       Foreign governments                                                   $108,850     $     -
       Finance                                                                 90,222      25,853
       Transportation                                                          86,819      44,118
       ------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals of the previous table were as follows:

       (in thousands)                                                          1996        1995
       ----------------------------------------------------------------------------------------
       Foreign governments                                                   $6,567     $     -
       Finance                                                                2,386         451
       Transportation                                                           776      18,648
       ----------------------------------------------------------------------------------------


       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       (in thousands)                                                           1996        1995
       -----------------------------------------------------------------------------------------
       Agricultural                                                          $33,501     $29,820
       Office                                                                 22,533      32,024
       Retail                                                                 20,024      27,870
       -----------------------------------------------------------------------------------------


       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

       Restructured Investments

       The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million and $17.7 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant in 1996 and amounted to $4.9 million in 1995. Interest on these assets, included in net investment income, was insignificant in 1996 and amounted to $2.0 million in 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



13.    LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $740.6 million of life and annuity deposit funds and reserves. Of that total, $659.0 million were not subject to discretionary withdrawal based on contract terms. The remaining $81.6 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $50.4 million of liabilities that are surrenderable with market value adjustments. An additional $31.2 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 6.7%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

14. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

       The following table reconciles net income to net cash provided by (used in) operating activities:

       (For the year ended December 31, in thousands)                       1996             1995              1994
       ------------------------------------------------------------------------------------------------------------
       Net income from continuing operations                            $ 25,791         $ 28,917          $ 18,325
         Adjustments to reconcile net income to
             cash provided by operating activities
           Realized (gains) losses                                         9,613          (18,713)            2,074
           Deferred federal income taxes                                 (15,665)          11,964             4,798
           Amortization of deferred policy acquisition
              costs and value of insurance in force                        3,286            1,563                 -
           Additions to deferred policy acquisition costs                (20,753)          (3,109)          (21,014)
           Investment income accrued                                       1,308             (819)            1,085
           Premium balances receivable                                    (3,561)          (2,277)                -
           Insurance reserves and accrued expenses                       (16,459)         (20,081)          (16,062)
           Other                                                         (13,419)         (46,076)           18,371
       ------------------------------------------------------------------------------------------------------------

           Net cash provided by (used in) operating activities          $(29,859)        $(48,631)         $  7,577
       ------------------------------------------------------------------------------------------------------------

15.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the transfer of $2.6 million of real estate held for sale and mortgage loans from one of the Company's separate accounts to the general account in 1995, b) acquisition of real estate through foreclosures of mortgage loans amounting to $1.1 million, $0 and $10.3 million in 1996, 1995 and 1994, respectively.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-320a of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

o  The facing sheet.

o  The Prospectus.

o  The undertaking to file reports.

o  The signatures.

o  Written consents of the following persons:

     A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

     B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

     C.    Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     D. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

EXHIBITS

     1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

     2.    Not applicable.

     3(a). Distribution Agreement among the Registrant, The Travelers Life and
           Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Registration Statement on Form S-6 filed November 2, 1995.)

     3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1996.)

     3(c). Agents Agreement, including schedule of sales commissions.

     4.    None

     5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to Registration Statement on Form S-6 filed November 2, 1995.)

     6(a). Charter of The Travelers Life and Annuity Company, as amended on
           April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

     6(b). By-Laws of The Travelers Life and Annuity Company, as amended on
           October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

     7.    None

     8.    None

     9.    None

    10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to the Registration Statement on Form S-6, filed November 2, 1995.).

    11. Opinion of Counsel regarding the legality of securities being registered.

    12. Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

    12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George
           C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.

    13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No.13 to the Registration Statement on Form S-6 filed April 25, 1996.)

    27.    Financial Data Schedules.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL II for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of April, 1997.


             THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (Registrant)



                                    By: *IAN R. STUART
                                       -----------------------------------
                                         Ian R. Stuart
                                         Senior Vice President, Chief
                                         Financial Officer
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity
                                         Company




Ernest J. Wright
Secretary
The Travelers Life and Annuity Company

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL II for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of April, 1997.


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                                    By: *IAN R. STUART
                                        -----------------------------------
                                         Ian R. Stuart
                                         Senior Vice Chairman,
                                         Chief Financial Officer
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity Company


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 25, 1997.


*MICHAEL A. CARPENTER               Director, Chairman of the Board, President
------------------------------      and Chief Executive Officer
  (Michael A. Carpenter)

*JAY S. BENET                       Director
------------------------------
  (Jay S. Benet)

*GEORGE C. KOKULIS                  Director
------------------------------
 (George C. Kokulis)

*ROBERT I. LIPP                     Director
------------------------------
  (Robert I. Lipp)

*IAN R. STUART                      Director, Senior Vice President,
------------------------------      Chief Financial Officer,
 (Ian R. Stuart)                    Chief Accounting Officer and Controller

*KATHERINE M. SULLIVAN              Director, Senior Vice President
------------------------------      and General Counsel
(Katherine M. Sullivan)

*MARC P. WEILL                      Director
------------------------------
(Marc P. Weill)

*By: Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.             Description                                                   Method of Filing
----------        -----------                                                   ----------------
OPINIONS AND CONSENTS:

A.    Consent of Katherine M. Sullivan, General Counsel, to the                   Electronically
      filing of her opinion as an exhibit to this Registration                    See Exhibit 11
      Statement and to the reference to her opinion under the
      caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit
      11 below.)

B.    Consent and Actuarial Opinion pertaining to the illustrations               Electronically
      contained in the Prospectus.

C.    Consent of Coopers & Lybrand L.L.P., Independent Accountants.               Electronically


D.    Consent of KPMG Peat Marwick LLP, Independent Certified Public              Electronically
      Accountants.


The following Exhibits:

1.    Resolution of the Board of Directors of The Travelers Life and Annuity
      Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Registration Statement on Form S-6 filed November 2, 1995.)

3(a). Distribution Agreement between the Registrant, The Travelers Life and
      Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Registration Statement on Form S-6 filed
      November 2, 1995.)

3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No.
      1 to the Registration Statement on Form S-6 filed April 25, 1996.)

3(c). Agents Agreement, including schedule of sales commissions.                  Electronically

5. Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 5 to Registration Statement on Form S-6 filed November 2, 1995.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10,
      1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on
      March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October
      20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on
      March 17, 1995.)

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to the Registration Statement on Form S-6, filed November 2, 1995.)

11.   Opinion of Counsel regarding the legality of securities being               Electronically
      being registered.

12.   Powers of Attorney authorizing Jay S. Fishman or
      Ernest J. Wright as signatory for Michael A. Carpenter,
      Robert I. Lipp, Charles O. Prince, III, Marc P. Weill,
      Irwin R. Ettinger, Donald T. DeCarlo and Christine B.
      Mead. (Incorporated herein by reference to Exhibit 12 to Registration Statement on Form S-6 filed November 2, 1995.)

12(b) Powers of Attorney authorizing Ernest J. Wright or                          Electronically
      Kathleen A. McGah as signatory for Michael A. Carpenter,
      Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M.
      Sullivan.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii) (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 25, 1996.)

27    Financial Data Schedules.                                                   Electronically